Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION
--------------------------------------------------------------
Corporate Headquarters                                          COMPUWARE [LOGO]
One Campus Martius o Detroit, MICHIGAN 48226
313-227-7300

For Immediate Release

October 27, 2005

                     Compuware Earns Six Cents Per Share in
                         Fiscal Year 2006 Second Quarter

  EPS Increases 200 Percent Year-over-year; Total Distributed Products Revenue
          Increases Nearly 18 Percent From Same Quarter of Fiscal 2005

DETROIT--October 27, 2005--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its second quarter, which ended September 30, 2005.

"Year-over-year, Compuware delivered second quarter increases in EPS of 200 percent and in total distributed product revenue of 18 percent. For the first six months of the fiscal year, EPS is up 550 percent," said Compuware Chairman and CEO Peter Karmanos, Jr. "I am, however, not satisfied with software and services revenue for Q2, which did not show the level of momentum we wanted to see. I can assure Compuware investors and employees that I have the attention of the company's senior management team, and that we will work very hard to improve on these results in the coming quarters."

Second Quarter Fiscal 2006 Results

Compuware reports second quarter revenues of $292.6 million. Net income for the second quarter was $24.2 million. Earnings per share (diluted computation) were six cents, based upon 391.2 million shares outstanding. During the company's second quarter, software license fees were $63.6 million, and maintenance fees were $110.9 million. Revenue from professional services for the second quarter was $118.1 million.

Second Quarter Fiscal 2006 Highlights

During the second quarter, Compuware:

      o Announced that, due to the success of last year's OJX conference, this year's October 6 conference--rebranded as OJ.X--would include both Microsoft .NET and Java application development technologies, as well as management-level tracks.

      o Announced that three leading technology organizations--Microsoft Corp., HP and the Eclipse Foundation--had signed on as premier sponsors for the OJ.X conference. In addition to sponsorship, experts from these organizations shared software development insights, business experiences and future plans with more than 1,000 OJ.X attendees.

                                     -MORE-

Page 2
Compuware Earns Six Cents Per Share in Fiscal Year 2006 Second Quarter October 27, 2005

      o Announced that Compuware Covisint and Blue Cross Blue Shield of Michigan had entered into a strategic partnership to deliver a statewide healthcare portal in Michigan. The portal will enable healthcare professionals, groups, agents and members to improve the automation of routine business practices and shared access to information over the Internet.

      o Covisint introduced a new program called Business Now(SM) to extend application access through Covisint's Demand-driven Interoperability(SM) platform. Covisint also announced plans to open an office in China to support its growing Asia business. Located in Shanghai, the new office will include sales and technical support staff.

      o Together with SteelTrace, announced the integration of SteelTrace's Catalyze product with the Compuware QACenter product line, which will support more effective collaboration between business users and IT teams. This, in turn, enables better identification of what software should do for a business and improves application quality.

      o Announced the availability of Abend-AID Fault Manager 3.2, which is designed to help IT organizations better manage the growing complexity of enterprise application environments. Abend-AID Fault Manager 3.2 combines mainframe and distributed fault diagnostic capabilities into a single comprehensive solution.

      o Announced that the readers of Workforce Diversity for Engineering & IT Professionals Magazine placed Compuware at #20 on the publication's Top 50 Employers in the United States list.

      o Announced it would be a Platinum sponsor of the 27th Annual National Black Data Processing Associates Conference, which attracted more than 800 IT professionals, CIOs and entrepreneurs.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern Time (21:00 GMT). Interested parties calling from the United States should call 800-553-0272. For international access, the conference call number is +1-612-288-0318. The password for the conference call is Compuware.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode is 798236. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Page 3
Compuware Earns Six Cents Per Share in Fiscal Year 2006 Second Quarter October 27, 2005

Press Contact

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                                    AS OF SEPTEMBER 30,
                                                                                ---------------------------
                                   ASSETS
                                                                                   2005             2004
                                                                                -----------      ----------
CURRENT ASSETS:
  Cash and cash equivalents                                                     $   550,903      $  376,281
  Investments                                                                       304,344         163,932
  Accounts receivable, net                                                          388,042         408,980
  Deferred tax asset, net                                                            32,783          31,440
  Income taxes refundable, net                                                       46,694          32,162
  Prepaid expenses and other current assets                                          26,230          24,374
  Building - held for sale                                                           15,700          19,702
                                                                                -----------      ----------
          Total current assets                                                    1,364,696       1,056,871
                                                                                -----------      ----------

INVESTMENTS                                                                          27,274         154,439
                                                                                -----------      ----------
PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                                     404,575         423,975
                                                                                -----------      ----------
CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                                       59,146          48,552
                                                                                -----------      ----------
OTHER:
  Accounts receivable                                                               226,141         214,449
  Deferred tax asset, net                                                                            20,309
  Goodwill                                                                          318,468         289,539
  Other                                                                              34,570          36,648
                                                                                -----------      ----------
          Total other assets                                                        579,179         560,945
                                                                                -----------      ----------

TOTAL ASSETS                                                                    $ 2,434,870      $2,244,782
                                                                                ===========      ==========

                   LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                              $    17,532      $   26,058
  Accrued expenses                                                                  151,817         165,388
  Deferred revenue                                                                  365,076         307,143
                                                                                -----------      ----------
          Total current liabilities                                                 534,425         498,589

DEFERRED REVENUE                                                                    326,123         293,445

ACCRUED EXPENSES                                                                     16,080          18,184

DEFERRED TAX LIABILITY, NET                                                           6,569
                                                                                -----------      ----------
          Total liabilities                                                         883,197         810,218
                                                                                -----------      ----------
SHAREHOLDERS' EQUITY:
  Common stock                                                                        3,874           3,871
  Additional paid-in capital                                                        756,971         735,944
  Retained earnings                                                                 782,598         689,169
  Unrealized loss on marketable securities                                             (227)
  Foreign currency translation adjustment                                             8,457           5,580
                                                                                -----------      ----------
          Total shareholders' equity                                              1,551,673       1,434,564
                                                                                -----------      ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $ 2,434,870      $2,244,782
                                                                                ===========      ==========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                 QUARTER ENDED                   SIX MONTHS ENDED
                                                                 SEPTEMBER 30,                     SEPTEMBER 30,
                                                           -------------------------         -------------------------

                                                             2005             2004             2005             2004
                                                           --------         --------         --------         --------
REVENUES:
  Software license fees                                    $ 63,589         $ 65,662         $131,611         $119,765
  Maintenance fees                                          110,901          104,771          218,275          208,272
  Professional services fees                                118,156          125,035          240,088          254,484
                                                           --------         --------         --------         --------
       Total revenues                                       292,646          295,468          589,974          582,521
                                                           --------         --------         --------         --------
OPERATING EXPENSES:
  Cost of software license fees                               5,552            8,077           11,239           15,886
  Cost of professional services                             104,944          112,934          211,189          231,784
  Technology development and support                         34,400           40,789           70,053           81,680
  Sales and marketing                                        68,198           79,322          140,235          150,055
  Administrative and general                                 51,299           48,222           99,528           99,913
                                                           --------         --------         --------         --------
       Total operating expenses                             264,393          289,344          532,244          579,318
                                                           --------         --------         --------         --------

INCOME FROM OPERATIONS                                       28,253            6,124           57,730            3,203

OTHER INCOME, NET                                             7,852            4,167           14,585            7,983
                                                           --------         --------         --------         --------

INCOME BEFORE INCOME TAXES                                   36,105           10,291           72,315           11,186

INCOME TAX PROVISION                                         11,915            2,881           23,502            3,132
                                                           --------         --------         --------         --------

NET INCOME                                                 $ 24,190         $  7,410         $ 48,813         $  8,054
                                                           ========         ========         ========         ========
DILUTED EPS COMPUTATION

Numerator:  Net income                                     $ 24,190         $  7,410         $ 48,813         $  8,054
                                                           --------         --------         --------         --------
Denominator:
  Weighted-average common shares outstanding                387,327          386,200          387,775          385,574
  Dilutive effect of stock options                            3,837            1,269            2,183            1,873
                                                           --------         --------         --------         --------
  Total shares                                              391,164          387,469          389,958          387,447
                                                           --------         --------         --------         --------
Diluted EPS                                                $   0.06         $   0.02         $   0.13         $   0.02
                                                           ========         ========         ========         ========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (In Thousands)

                                                                                              SIX MONTHS ENDED
                                                                                                SEPTEMBER 30,
                                                                                         ----------------------------
                                                                                           2005               2004
                                                                                         ---------          ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                             $  48,813          $   8,054
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                         25,394             30,559
      Tax benefit from exercise of stock options                                             3,054                249
      Issuance of common stock to ESOP                                                                          4,872
      Acquisition tax benefits                                                               3,502              3,604
      Deferred income taxes                                                                 11,033              9,013
      Other                                                                                  8,910              1,250
      Net change in assets and liabilities, net of effects from acquisitions:
        Accounts receivable                                                                 70,402             30,746
        Prepaid expenses and other current assets                                           (1,592)            (2,755)
        Other assets                                                                          (506)               895
        Accounts payable and accrued expenses                                              (33,706)           (36,979)
        Deferred revenue                                                                   (33,160)            (5,363)
        Income taxes                                                                       (13,863)             1,755
                                                                                         ---------          ---------
             Net cash provided by operating activities                                      88,281             45,900
                                                                                         ---------          ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Businesses, net of cash acquired                                                     (30,917)           (96,993)
      Property and equipment                                                                (6,321)           (17,963)
      Capitalized software                                                                 (10,732)            (7,694)
  Investments:
      Proceeds                                                                             209,798            127,335
      Purchases                                                                           (173,676)          (134,845)
                                                                                         ---------          ---------
             Net cash used in investing activities                                         (11,848)          (130,160)
                                                                                         ---------          ---------
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                                8,678                985
  Contribution to stock purchase plans                                                       4,447              4,064
  Repurchase of common stock                                                               (31,354)
                                                                                         ---------          ---------
             Net cash provided by (used in) financing activities                           (18,229)             5,049
                                                                                         ---------          ---------

 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                    (4,988)               576
                                                                                         ---------          ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        53,216            (78,635)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                           497,687            454,916
                                                                                         ---------          ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                               $ 550,903          $ 376,281
                                                                                         =========          =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                         QUARTER ENDED                                    QUARTER ENDED
                                                  ------------------------------                     -----------------------
                                                  SEPTEMBER 30,    SEPTEMBER 30,    YR - YR          JUNE 30,      QTR - QTR
                                                      2005             2004         % Change           2005         % Change
                                                  -------------    -------------    --------         --------      ---------
License Fees:
  Distributed Product License Fees
   DevPartner                                       $  3,153         $  3,929         (19.8%)        $  2,812         12.1%
   QACenter and File-AID Client/Server                 5,546            5,961          (7.0%)           5,033         10.2%
   UNIFACE and Optimal                                 4,417            3,295          34.1%            4,484         (1.5%)
   Vantage                                            10,485            7,635          37.3%            9,803          7.0%
   Changepoint                                         2,325            1,657          40.3%            3,684        (36.9%)
                                                    --------         --------                        --------
  Total Distributed Product License Fees              25,926           22,477          15.3%           25,816          0.4%
  Mainframe Product License Fees                      37,663           43,185         (12.8%)          42,206        (10.8%)
                                                    --------         --------                        --------
Total License Fees                                    63,589           65,662          (3.2%)          68,022         (6.5%)

Maintenance Fees                                     110,901          104,771           5.9%          107,374          3.3%
                                                    --------         --------                        --------
Total Products Revenue                              $174,490         $170,433           2.4%         $175,396         (0.5%)
                                                    ========         ========                        ========

  Total Mainframe Products Revenue                  $122,232         $126,096          (3.1%)        $123,376         (0.9%)
  Total Distributed Products Revenue                $ 52,258         $ 44,337          17.9%         $ 52,020          0.5%

  Total Products Revenue by Geography
    North America                                   $ 95,420         $ 95,644          (0.2%)        $ 94,866          0.6%
    International                                   $ 79,070         $ 74,789           5.7%         $ 80,530         (1.8%)

  Product Releases
    Mainframe                                              4                2         100.0%                4          0.0%
    Distributed                                            8                6          33.3%                4        100.0%

  Total Costs of Software Products                  $108,150         $128,188         (15.6%)        $113,377         (4.6%)

  Professional Services
    Professional Services Revenue                   $118,156         $125,035          (5.5%)        $121,932         (3.1%)
    Contribution Margin                                                                11.2%              9.7%        12.9%
    Billable Headcount                                 3,713            3,949          (6.0%)           3,781         (1.8%)

  Total Company Headcount                              7,565            8,446         (10.4%)           7,672         (1.4%)